UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 28, 2023
(Earliest Event Date requiring this Report: March 27, 2023)

CAPSTONE COMPANIES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Florida	0-28331	84-1047159
(State of Incorporation or Organization)	(Commission File Number)	I.R.S. Employer Identification No.)

431 Fairway Drive, Suite 200
Deerfield Beach, Florida 33441
(Address of principal executive offices)
(954) 570-8889, ext. 313
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of Class of Securities.	Trading Symbol(s).	Name of exchange on which registered
N/A	N/A	N/A

The Registrant’s Common Stock is quoted on the OTCQB Venture Market of the OTC Markets Group, Inc. under the trading symbol “CAPC.”

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Officers. On March 27, 2023, the Board of Directors of Capstone Companies, Inc. (“Company”) appointed the following officers:

(1) Dana Perez as. interim Chief Financial Officer. Ms. Perez has been handling internal accounting and audit functions for the Company as a consultant in 2023. She is a licensed certified public accountant with over 20 years of experience in corporate accounting, including experience in preparation of periodic reports filed under the Securities Exchange Act of 1934 and serving as consultant with chief financial officer duties or acting as an interim chief financial officer for private and public companies. Ms. Perez’s compensation as a contractor covers services as interim Chief Financial Officer of the Company.

Company’s former Chief Financial Officer, James McClinton, resigned as an officer and director in November 2022, for personal health reasons, resignation was effective November 30, 2022

(2) George Wolf, a director of the Company, was appointed as Assistant Corporate Secretary of the Company. Mr. Wolf’s compensation, which will consist of stock-based incentive compensation, will be determined by the Board of Directors and its Compensation and Nomination Committee in April 2023. Mr. Wolf has deferred all cash compensation for his services to the Company to assist the Company in coping with its current financial condition.

Mr. Wolf has provided sales and business development consulting services to the Company since 2014. Prior to Mr. Wolf providing these consulting services, he served as President and Chief Executive Officer of Systematic Development Group, LLC from 2010 into 2014, President and Chief Executive Officer of ExamSoft Worldwide, Inc. (1998 – 2009) and as Executive Vice President of Sagaz Industries, Inc. (1986 – 1997). George Wolf was appointed as a Director on January 13, 2022.

Nomination of Directors; Ratification of Public Auditors. On March 27, 2023, the Company’s Board of Directors (“Board”) nominated the following persons to stand for election as director to the Board in 2023: Stewart Wallach, George Wolf, Jeffrey Postal and Jeffrey Guzy and ratified the appointment of D. Brooks & Associates CPAs, P.A., located in Palm Beach Garden, Florida, as public auditor of the Company for fiscal year 2023. The Board’s Audit Committee had previously approved engagement of D. Brooks & Associates CPAs, P.A. as public auditors of the Company for fiscal year 2023 as well as the terms of that engagement.

Item 9.01. Financial Statements and Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

10.1 Consulting Agreement between Capstone Companies, Inc. and Dana Perez

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

By: /s/ Stewart Wallach

Stewart Wallach, Chief Executive Officer

Dated: March 28, 2023

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

10.1 Consulting Agreement between Capstone Companies, Inc. and Dana Perez